EXHIBIT 10.3(F)

NKARTA, INC.
2020 PERFORMANCE INCENTIVE PLAN
NOTICE OF GRANT OF RESTRICTED STOCK UNITS

Nkarta, Inc., a Delaware corporation, (the “Corporation”), pursuant to its 2020 Performance Incentive Plan, as may be amended from time to time (the “Plan”), granted on the Date of Grant set forth below (the “Award Date”) to the award recipient listed below (the “Grantee”), an award of restricted stock units (each, an “RSU,” and collectively, the “Award”). The Award is subject to all of the terms and conditions set forth in this Notice of Grant of Restricted Stock Units (the “Grant Notice”), as well as in the Plan and the Terms and Conditions of Restricted Stock Units attached hereto as Exhibit A (the “Terms”), each of which is incorporated herein by this reference. Unless otherwise defined in this Grant Notice or in the Terms, capitalized terms used in this Grant Notice or in the Terms are used as defined in the Plan.

Grantee:	[______________________________]
Award Number:	[______________________________]
Date of Grant:	[______________________________]
Vesting Commencement Date:	[______________________________]
Total Number of RSUs Subject to the Award:	[______________________________]
Vesting Schedule1,:

[One quarter (1/4) of the Award will vest on each of the one (1) year, two (2) year, three (3) year, and four (4) year anniversaries of the Vesting Commencement Date, such that all of the Award shall be vested on the four (4) year anniversary of the Vesting Commencement Date, subject in each case to the Grantee continuing to be an Eligible Person through each such date]

By accepting the Award (by clicking “sign”, “accept” or similar acknowledgement of acceptance through the Company’s stock plan recordkeeping system which may be administered by the Company or through a third party on behalf of the Company), the Grantee (1) signs this Grant Notice electronically, which acceptance shall be valid and effective to bind the Grantee to this Grant Notice and shall be treated, for purposes of validity, enforceability and admissibility, the same as Grantee’s hand-written signature to this Grant Notice, (2) agrees to be bound by the terms and conditions of the Plan, the Terms (including, without limitation, the tax withholding provisions of Section 8 of the Terms), and this Grant Notice and accepts the Award on and subject to such terms and conditions, (3) acknowledges having received and having reviewed in their entirety the Plan, the Terms, this Grant Notice, and the Prospectus for the Plan, (4) acknowledges having had an opportunity to obtain the advice of counsel (to the extent Grantee believed it was appropriate to consult with counsel) prior to executing this Grant Notice, (5) represents that he or she fully understands all provisions of the Plan, the Terms, and this Grant Notice, and (6) agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Terms, and this Grant Notice.

NKARTA, INC.:
Name:
Title:
Address:

NKARTA, INC.

2020 PERFORMANCE INCENTIVE PLAN

TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

1.
General.

These Terms and Conditions of Restricted Stock Units (these “Terms”) apply to a particular award of restricted stock units (each, an “RSU,” and collectively, the “Award”) if incorporated by reference in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) corresponding to that particular grant. The recipient of the Award identified in the Grant Notice is referred to as the “Grantee.” The effective date of the Award as set forth in the Grant Notice is referred to as the “Award Date.” The RSUs covered by the Award are subject to adjustment under Section 7.1 of the Plan.

The Award was granted under and subject to the Nkarta, Inc. 2020 Performance Incentive Plan (the “Plan”). Capitalized terms are defined in the Plan if not defined herein. The Award has been granted to the Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Grantee. The Grant Notice and these Terms are collectively referred to as the “RSU Agreement” applicable to the Award.

2.
Vesting.

The Award shall vest and become nonforfeitable in percentage installments of the aggregate number of RSUs subject to the Award as set forth on the Grant Notice.

3.
Dividend and Voting Rights.

3.1 Limitations on Rights Associated with RSUs. The Grantee shall have no rights as a stockholder of the Corporation, no dividend rights (except as expressly provided in Section 3.2 with respect to Dividend Equivalent Rights) and no voting rights, with respect to the RSUs and any shares of Common Stock underlying or issuable in respect of such RSUs until such shares of Common Stock are actually issued to and held of record by the Grantee. No adjustments will be made for dividends or other rights of a holder for which the record date is prior to the date of issuance of such shares.

3.2 Dividend Equivalent Rights Distributions. As of any date that the Corporation pays an ordinary cash dividend on its Common Stock, the Corporation shall credit the Grantee with an additional number of RSUs equal to (i) the per share cash dividend paid by the Corporation on its Common Stock on such date, multiplied by (ii) the total number of RSUs (including any dividend equivalents previously credited hereunder) (with such total number adjusted pursuant to Section 7.1 of the Plan) subject to the Award as of the related dividend payment record date, divided by (iii) the fair market value of a share of Common Stock on the date of payment of such dividend. Any RSUs credited pursuant to the foregoing provisions of this Section 3.2 shall be subject to the same vesting, payment and other terms, conditions and restrictions as the original RSUs to which they relate. No crediting of RSUs shall be made pursuant to this Section 3.2 with respect to (i) any RSUs which, as of such record date, have either been paid pursuant to Section 5 or terminated pursuant to Section 6 or (ii) any cash dividend or distribution as to which an adjustment is made pursuant to Section 7.2 of the Plan.

4.
Continuance of Employment/Service Required; No Employment/Service Commitment.

The vesting schedule applicable to the Award requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Award and the rights and benefits under this RSU Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 6 below or under the Plan.

Nothing contained in this RSU Agreement or the Plan constitutes a continued employment or service commitment by the Corporation or any of its Subsidiaries, affects the Grantee’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Grantee any right to remain employed by or in service to the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment or service, or affects the right of the Corporation or any Subsidiary to increase or decrease the Grantee’s other compensation. Nothing in this paragraph, however, is intended to adversely affect any independent contractual right of the Grantee without his/her consent thereto.

5.
Timing and Manner of Payment of RSUs.

On or as soon as administratively practical following each vesting of the applicable portion of the total Award pursuant to Section 2 hereof or Section 7 of the Plan (and in all events not later than two and one-half months after the applicable vesting date) and subject to Sections 6 and 8, the Corporation shall deliver to the Grantee a number of shares of Common Stock (either by delivering one or more certificates for such shares or by entering such shares in book entry form, as determined by the Corporation in its discretion) equal to the number of RSUs subject to this Award that vested on that vesting date. The Corporation’s obligation to deliver shares of Common Stock or otherwise make payment with respect to vested RSUs is subject to the condition precedent that the Grantee or other person entitled under the Plan to receive any shares with respect to the vested RSUs deliver to the Corporation any representations or other documents or assurances required pursuant to Section 8.1 of the Plan. The Grantee shall have no further rights with respect to any RSUs that are paid or that terminate pursuant to Section 6.

6.
Termination of Award.

6.1 Possible Termination of Award upon Certain Corporate Events. The Award is subject to termination in connection with certain corporate events as provided in Section 7.2 of the Plan.

6.2 Termination of Award upon a Termination of Grantee’s Employment or Services. On the date the Grantee ceases to be employed by or ceases to provide services to the Corporation or a Subsidiary (the last day that the Grantee is employed by or provides services to the Corporation or a Subsidiary is referred to as the Grantee’s “Severance Date”), the RSUs subject to the Award will terminate to the extent such RSUs have not become vested by such Severance Date. If any unvested RSUs are terminated hereunder, such RSUs shall automatically terminate and be cancelled as of the Severance Date without payment of any consideration by the Corporation and without any other action by the Grantee, or the Grantees’s beneficiary or personal representative, as the case may be. The Administrator shall be the sole judge of whether the Grantee continues to render employment or services for purposes of this RSU Agreement.

7.
Non-Transferability.

The Award and any other rights of the Grantee under this RSU Agreement or the Plan are nontransferable, except as set forth in Section 5.6 of the Plan.

8.
Tax Withholding.

The Grantee agrees that, in connection with any distribution of shares of Common Stock in respect of the RSUs, the withholding obligations of the Corporation or its Subsidiaries with respect to such distribution of shares shall be satisfied as follows:

•
The Corporation will determine the amount of any federal, state, local or other income, employment, or other taxes which the Corporation or any of its Subsidiaries may be obligated to withhold with respect to such distribution of shares of Common Stock in respect of the RSUs (such withholding obligations, the “Withholding Obligation”).
•
The Grantee hereby irrevocably instructs the Corporation (and any third-party broker designated by the Corporation) to sell in one or more transactions on the open market, for and on the

Grantee’s behalf, from the shares of Common Stock otherwise deliverable to the Grantee in payment of such RSUs, a number of such shares of Common Stock (valued at the applicable sale prices applying the applicable broker’s customary methodology) to satisfy the Withholding Obligation and any brokerage fees and commissions arising in connection with such sale (rounded up to the nearest whole share). Such sale shall occur in connection with the delivery of the shares of Common Stock in payment of the RSUs as to which such Withholding Obligation relates. The proceeds of such sale, in an amount equal to the Withholding Obligation, shall be promptly remitted to the Corporation to satisfy the Withholding Obligation. Any brokerage fees and commissions arising in connection with such sale shall also be satisfied from the proceeds of such sale.
•
Any such sale of shares of Common Stock for and on the Grantee’s behalf will be conducted through a broker designated by the Corporation. The Grantee agrees to execute any and all such other documents as may be requested by the Corporation or such broker, as applicable, in order to implement and consummate the transactions contemplated by this Section 8. The Grantee agrees to comply with any administrative rules and procedures established by the Corporation with respect to such transactions.
•
For clarity, should any tax withholding event arise in connection with the RSUs other than in connection with the delivery of shares of Common Stock in payment of the RSUs, the Corporation (or a Subsidiary) shall be entitled to require a cash payment by or on behalf of the Grantee and/or to deduct from other compensation payable to the Grantee any sums required by federal, state or local tax law to be withheld with respect to such distribution or payment. In such circumstances, the Corporation shall not be obligated to deliver any shares to the Grantee unless and until the amount of all federal, state and local taxes applicable to the taxable income of the Grantee resulting from the grant or vesting of the RSUs, or other applicable withholding event, has been satisfied in full by or on behalf of the Grantee.

The Corporation reserves the right, by action of the Administrator and subject to Section 8.5 of the Plan, to provide that the Withholding Obligation arising in connection with any distribution of shares of Common Stock in respect of the RSUs will be satisfied by the Corporation reducing the number of shares to be delivered by (or otherwise reacquiring) the appropriate number of whole shares, valued at their then fair market value, to satisfy such Withholding Obligation with respect to such distribution of shares.

9.
Notices.

Any notice to be given under the terms of this RSU Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Grantee at the address last reflected on the Corporation’s payroll records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be delivered in person or shall be enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Grantee is no longer employed by the Corporation or a Subsidiary, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 9.

10.
Plan.

The Award and all rights of the Grantee under this RSU Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Grantee agrees to be bound by the terms of the Plan and this RSU Agreement. The Grantee acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this RSU Agreement. Unless otherwise expressly provided in other sections of this RSU Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

11.
Entire Agreement.

This RSU Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this RSU Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

12.
Governing Law.

This RSU Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

13.
Effect of this Agreement.

Subject to the Corporation’s right to terminate the Award pursuant to Section 7.2 of the Plan, this RSU Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.

14.
Electronic Signatures and Counterparts.

The Grant Notice may be signed and/or transmitted in one or more counterparts by facsimile, e-mail of a .PDF, .TIF, .GIF, .JPG or similar attachment or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart, and that any such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s hand-written signature. To the extent a party signs the Grant Notice using electronic signature technology, by clicking “sign” (or similar acknowledgement of acceptance), such party is signing the Grant Notice electronically. Electronic signatures appearing on the Grant Notice shall be treated, for purposes of validity, enforceability and admissibility, the same as hand-written signatures.

15.
Section Headings.

The section headings of this RSU Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

16.
Clawback Policy.

The Award is subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the Award and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the Award (including any value received from a disposition of the shares acquired pursuant to the Award).

17.
No Advice Regarding Grant.

The Grantee is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Grantee may determine is needed or appropriate with respect to the Award (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Award and any shares that may be acquired pursuant to the Award). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this RSU Agreement) or recommendation with respect to the Award. Except for the withholding rights contemplated by Section 8 above and Section 8.5 of the Plan, the Grantee is solely responsible for any and all tax liability that may arise with respect to the Award and any shares that may be acquired pursuant to the Award.

18.
Construction.

It is intended that the terms of the Award will not result in the imposition of any tax liability pursuant to Section 409A of the Code. This Agreement shall be construed and interpreted consistent with that intent.